Lydall, Inc	Telephone 860-646-1233
One Colonial Road	Facsimile 860-646-4917
Manchester, CT 06042-2378	www.lydall.com

NewsRelease

LYDALL ANNOUNCES SECOND QUARTER 2021 RESULTS;
SIGNIFICANT GROWTH ACROSS FOCUSED PORTFOLIO DRIVES MARGIN EXPANSION

FINANCIAL HIGHLIGHTS* - Q2 2021

•Net sales of $221.7 million, up 51.7% compared to prior year on strong demand across all three segments; up 47.4% organically
•Gross margin of 21.6%, up 220 bps; adjusted gross margin of 21.6%, up 210 bps
•Net income of $5.8 million or $0.32 per diluted share compared to operating loss per share of ($0.34) in Q2-2020; Adjusted earnings per diluted share of $0.50 compared to adjusted loss per share of ($0.27)
•EBITDA of $20.5 million or 9.3% of sales; Adjusted EBITDA up 116.4% to $24.7 million, or 11.1% of sales and up 40 bps sequentially from Q1-2021
•Total debt net of cash of $157.5 million, compared to $193.0 million at June 30, 2020; net debt leverage ratio of 1.9x

*Reconciliations of the Non-GAAP financial measures to Lydall’s GAAP financial results are included at the end of this release. See also “Use of Non-GAAP Financial Measures” below.

MANCHESTER, CT - JULY 28, 2021 - LYDALL, INC. (NYSE: LDL) today announced financial results for the second quarter ended June 30, 2021.

“Over the past year, Lydall has gone through an incredible transformation proving our flexibility and responsiveness in the face of the COVID pandemic. The Lydall team continued to deliver strong results in the second quarter, executing on our strategic roadmap and leveraging our focused portfolio to take advantage of a period of broader economic confidence.” said Sara A. Greenstein, President and Chief Executive Officer.

“Our Performance Materials (“PM”) business saw continued strong demand in specialty filtration led by higher sales of fine fiber meltblown media as well as sealing solutions which benefited from favorable trends in transportation, agricultural, and construction end markets,” commented Ms. Greenstein. PM sealing and advanced solutions products were up 49.5% and specialty filtration sales grew 14.9%. “The PM team commissioned additional fine fiber meltblown capacity at our Rochester, New Hampshire and St. Rivalain, France facilities, ahead of schedule and under budget."

In the Thermal Acoustical Solutions (“TAS”) segment, parts sales grew 119.5% from prior year which was heavily impacted by COVID related automotive facility shutdowns. Compared to the first quarter parts sales were down 17.7%. TAS volumes were impacted by semiconductor shortages affecting global automotive production, but the team rapidly adjusted to changing customer requirements to mitigate the profitability impacts.

Lydall’s Technical Nonwovens (“TNW”) segment saw sales growth of 39.4% from prior year as industrial end markets continued to recover from COVID-19 related slowdowns last year. Ms.Greenstein added, “The TNW business continues to build healthy backlog as industrial activity strengthens, delivering sequential sales growth of 17.5% while expanding adjusted EBITDA over 40%."

Q2 2021 Consolidated Results

Net sales of $221.7 million increased by $75.6 million, or 51.7% from the second quarter of 2020. Net of $9.8 million of favorable FX and $3.8 million related to divestitures, sales were up 47.4% organically compared to prior year. Sales were down $5.4 million sequentially, primarily on weaker sales in TAS partially offset by seasonal strength in TNW geosynthetics sales.

Operating income of $9.4 million improved by $11.2 million dollars from the second quarter 2020 operating loss of $1.7 million dollars, which included significant impacts from COVID-19 related shutdowns. Second quarter results include $3.7 million of strategic initiatives expense for merger-related costs.

Consolidated adjusted EBITDA of $24.7 million increased $13.3 million or 116.4% from the second quarter of 2020 with adjusted EBITDA margin of 11.1% expanding 330 basis points from prior year on favorable mix and volume in PM and TNW, and the absence of COVID related shutdowns in TAS. Sequentially, consolidated adjusted EBITDA margin was essentially flat from first quarter 2021 as margin from higher sales in TNW was offset by lower sales in TAS. Higher volumes of sealing and insulation products combined with favorable mix of specialty filtration products contributed to adjusted EBITDA margin of 25.9% in the PM segment, an expansion of 640 basis points from prior year. In the TNW business, strong volume growth in industrial filtration, particularly in China combined with stronger demand for geosynthetics yielded adjusted EBITDA of $12.0 million or a margin of 16.6%, up 310 basis points sequentially. The TAS business delivered adjusted EBITDA of $1.6 million, an improvement of $4.9 million compared to prior year which was heavily impacted by COVID related shutdowns.

Randall B. Gonzales, Chief Financial Officer, commented, “One year after the pandemic induced trough, Lydall continues to drive strong financial results, benefiting from cost reduction and efficiency opportunities to deliver profitability well in excess of top line growth as strong demand continues in our key end markets. The team has proven our ability to flex the cost structure through the entire business cycle to meet our customer’s diverse needs.”

Liquidity

Net cash provided by operations in the second quarter was $18.3 million driven by higher net income, and continued focus on working capital management. At June 30, 2021, the Company’s total debt was $260.1 million, or $157.5 million net of $102.5 million of cash, including $2.2 million of debt repayment in the second quarter. Net debt decreased by $35.4 million and net debt leverage ratio of 1.9x improved 1.1 turns compared to the same period in 2020.

Outlook

As previously announced, Unifrax, a leading global provider of high performance specialty materials focused on thermal management, specialty filtration, battery materials, emission control and fire protection applications, signed definitive agreements to acquire Lydall, Inc. Under the terms of these agreements, Lydall shareholders will receive $62.10 per share. The transaction, which has been approved by the boards of directors of both companies, is expected to close in the second half of 2021 subject to the receipt of required regulatory approvals, approvals of Lydall stockholders and other customary closing conditions.

Use of Non-GAAP Financial Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures, including organic sales, adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted operating margin, adjusted earnings per share, consolidated and segment EBITDA and adjusted EBITDA. The attached financial tables address the non-GAAP measures used in this press release and reconcile non-GAAP measures to the most directly comparable GAAP measures. The Company believes that the use of non-GAAP measures helps investors gain a better understanding of our core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. Adjusted segment EBITDA is used as a basis to internally evaluate the financial performance of the Company's segments because the Company believes it reflects current core operating performance and provides an indicator of the segment's ability to generate cash. Non-GAAP measures should be considered in addition to, and not as a replacement for or superior to, the corresponding GAAP measures, and may not be comparable to similarly titled measures reported by other companies.

Cautionary Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not statements of historical fact, including statements about the outlook for 2021, Lydall's ability to consummate the proposed merger transaction, the expected benefits of the proposed mergers, the expected impact of the coronavirus pandemic (COVID-19) on the Company's businesses, optimizing profit and cash flow generation, and the timing, expected completion and impacts of the proposed merger and the potential impacts should the merger not be consummated may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future operating and financial performance of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future operating or financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties which include, among others, worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, challenges encountered by the Company in the execution of restructuring programs, disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, disruptions in the Company's businesses from the coronavirus pandemic (COVID-19), cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, raw material pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations, the timing, expected completion and impacts of the proposed merger and the potential impacts should the merger not be consummated, and the risk that a closing condition to the merger agreement may not be satisfied. Accordingly, the Company’s actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Lydall’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Lydall’s Annual Report on Form 10-K for the year ended December 31, 2020 and Part II, Item 1A - Risk Factors of Lydall’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.

These forward-looking statements speak only as of the date of this press release, and Lydall does not assume any obligation to update or revise any forward-looking statement made in this press release or that may from time to time be made by or on behalf of the Company.

Headquartered in Manchester, Connecticut with global manufacturing operations, Lydall delivers value-added engineered materials and specialty filtration solutions that promote a cleaner, quieter and safer world. We partner with our customers to develop bespoke, high-performing and efficient solutions that are adaptable and scalable to meet their needs. Lydall is a New York Stock Exchange-listed company. For more information, visit http://www.lydall.com. is a registered trademark of Lydall, Inc. in the U.S. and other countries.

For further information:
Media:	Investors:
Kristen Weiss	Brendan Moynihan
Sr. Director, Communications	Vice President, Investor Relations
Telephone 860-646-1233	Telephone 860-646-1233
Facsimile 860-646-4917
info@lydall.com	info@lydall.com
www.lydall.com	www.lydall.com
-More-

Summary of Operations
In thousands except per share data
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020

Net sales	$221,744	$146,160	$448,843	$346,687
Cost of sales	173,958	117,742	352,508	279,701
Gross profit	47,786	28,418	96,335	66,986

Selling, product development and administrative expenses	38,182	30,164	73,815	63,191
Impairment of goodwill and other long-lived assets	—	—	—	61,109
Restructuring expenses	190	—	967	—
Operating income (loss)	9,414	(1,746)	21,553	(57,314)

(Gain) loss on the sale of a business	266	—	964	—
Employee benefit plans settlement expenses	—	—	—	385
Interest expense	2,414	4,476	5,862	7,333
Other (income) expense, net	206	248	292	(170)
Income (loss) before income taxes	6,528	(6,470)	14,435	(64,862)

Income tax expense (benefit)	905	(595)	3,726	(2,610)
(Income) loss from equity method investment	(157)	(18)	(165)	26
Net income (loss)	$5,780	$(5,857)	$10,874	$(62,278)

Earnings (loss) per share:
Basic	$0.33	$(0.34)	$0.62	$(3.59)
Diluted	$0.32	$(0.34)	$0.61	$(3.59)

Weighted average number of common shares outstanding	17,575	17,372	17,560	17,354
Weighted average number of common shares and equivalents outstanding	17,977	17,372	17,923	17,354

Summary of Segment Information
and Corporate Office Expenses
In thousands
(Unaudited)
	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net Sales
Performance Materials Segment (1),(2)	$77,186	$58,473	$156,519	$123,693
Technical Nonwovens Segment (2)	72,479	52,007	134,154	109,410
Thermal Acoustical Solutions	76,858	37,448	167,902	121,209
Eliminations and Other (2)	(4,779)	(1,768)	(9,732)	(7,625)
Consolidated Net Sales	$221,744	$146,160	$448,843	$346,687

Operating Income (Loss)
Performance Materials Segment (1),(3)	$14,853	$5,443	$30,149	$(51,498)
Technical Nonwovens Segment (4)	8,765	6,684	13,869	10,497
Thermal Acoustical Solutions	(1,500)	(6,285)	174	(657)
Corporate Office Expenses	(12,704)	(7,588)	(22,639)	(15,656)
Consolidated Operating Income (Loss)	$9,414	$(1,746)	$21,553	$(57,314)

(1)For the six-month period ended June 30, 2021, the Performance Materials segment includes the results of the German facility that the Company sold on March 11, 2021.
(2)Included in the Performance Materials segment, Technical Nonwovens segment, and Eliminations and Other is the following:
•Performance Materials segment intercompany sales to the Thermal Acoustical Solutions segment were as follows:
◦$1.0 million and $0.3 million for the three-month periods ended June 30, 2021 and 2020, respectively.
◦$2.1 million and $1.2 million for the six-month periods ended June 30, 2021 and 2020, respectively.
•Technical Nonwovens segment intercompany sales to the Thermal Acoustical Solutions segment were as follows:
◦$3.6 million and $1.4 million for the three-month periods ended June 30, 2021 and 2020, respectively.
◦$7.5 million and $6.4 million for the six-month periods ended June 30, 2021 and 2020, respectively.
(3) Included in the operating results within the Performance Materials segment are the following:
•Impairment charges of $61.1 million related to goodwill and other long-lived assets for the six-month period ended June 30, 2020.
•Intangible asset amortization as follows:
◦$3.0 million and $4.0 million for the three-month periods ended June 30, 2021 and 2020, respectively.
◦$6.1 million and $7.9 million for the six-month periods ended June 30, 2021 and 2020, respectively.
(4) Included in the Technical Nonwovens segment is intangible assets amortization as follows:
•$1.1 million and $1.2 million for the three-month periods ended June 30, 2021 and 2020, respectively.
•$2.1 million and $2.3 million for the six-month periods ended June 30, 2021 and 2020, respectively.

Financial Position
In thousands except ratio data
(Unaudited)
	June 30, 2021	December 31, 2020

Cash and cash equivalents	$102,544	$102,176
Working capital	$179,375	$161,763
Total debt	$260,086	$270,438
Stockholders' equity	$275,199	$257,696
Total capitalization	$535,285	$528,134
Total debt to total capitalization	48.6%	51.2%

Cash Flows
In thousands	For the Three Months Ended		For the Six Months Ended
(Unaudited)	June 30,		June 30,
	2021	2020	2021	2020

Net cash provided by (used for) operating activities	$18,277	$13,674	$18,497	$40,415
Net cash provided by (used for) investing activities	$(3,395)	$(4,581)	$(12,850)	$(12,080)
Net cash provided by (used for) financing activities	$(1,820)	$(4,893)	$(6,321)	$13,482
Depreciation and amortization	$11,428	$11,883	$22,794	$24,035
Capital expenditures	$(5,146)	$(6,315)	$(13,265)	$(15,472)

Common Stock Data
	For the Three Months ended June 30,
	2021	2020

High	$62.10	$17.73
Low	$30.52	$5.67
Close	$60.52	$13.56
During the second quarter of 2021, 16,664,199 shares of Lydall common stock (LDL) were traded on the New York Stock Exchange.

Non-GAAP Measures
In thousands except ratio and per share data
(Unaudited)

The following tables address the non-GAAP measures used in this press release and reconcile the non-GAAP measures to the most directly comparable GAAP measures:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
In thousands	2021	2020	2021	2020

Net sales, as reported	$221,744	$146,160	$448,843	$346,687
Net sales, adjusted	$221,744	$146,160	$448,843	$346,687

Gross profit, as reported	$47,786	$28,418	$96,335	$66,986
Reduction-in-force severance expenses	—	127	—	127
Gross profit, adjusted	$47,786	$28,545	$96,335	$67,113

Gross margin, as reported	21.6%	19.4%	21.5%	19.3%
Gross margin, adjusted	21.6%	19.5%	21.5%	19.4%

Operating income (loss), as reported	$9,414	$(1,746)	$21,553	$(57,314)
Strategic initiatives expenses	3,693	1,230	3,843	3,138
Impairment of goodwill and long-lived assets	—	—	—	61,109
Reduction-in-force severance expenses	—	257	—	257
PM restructuring expenses	190	—	967	—
Operating income (loss), adjusted	$13,297	$(259)	$26,363	$7,190

Operating margin, as reported	4.2%	(1.2)%	4.8%	(16.5)%
Operating margin, adjusted	6.0%	(0.2)%	5.9%	2.1%

Diluted earnings (loss) per share, as reported	$0.32	$(0.34)	$0.61	$(3.59)
Strategic initiatives expenses	0.21	0.07	0.21	0.18
Impairment of goodwill and long-lived assets	—	—	—	3.52
Reduction-in-force severance expenses	—	0.02	—	0.02
PM restructuring expenses	0.01	—	0.05	—
Employee benefit plans settlement expenses	—	—	—	0.02
(Gain) loss on the sale of a business	0.01	—	0.05	—
Tax effect of above adjustments	(0.05)	(0.02)	(0.07)	(0.22)
Diluted earnings (loss) per share, adjusted	$0.50	$(0.27)	$0.85	$(0.07)

This press release reports adjusted results for the three and six-month periods ended June 30, 2021 and 2020, which excludes strategic initiatives expenses, restructuring expenses in the Performance Materials segment, impairment charges in the Performance Materials segment, reduction-in-force severance expenses, employee benefit plans settlement expenses, and loss on the sale of a business.

CONSOLIDATED AND SEGMENT EBITDA/ADJUSTED EBITDA
In thousands except ratio data
(Unaudited)

The following tables report consolidated and segment earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA for the three and six-month periods ended June 30, 2021 and 2020. The Company uses segment operating income (loss) for the purpose of calculating segment EBITDA and adjusted EBITDA. Adjusted EBITDA excludes strategic initiatives expenses, restructuring expenses in the Performance Materials segment, impairment charges in the Performance Materials segment, reduction-in-force severance expenses, employee benefit plans settlement expenses, and loss on the sale of a business.

	For the Three Months Ended June 30, 2021
	Segments
	Performance Materials	Technical Nonwovens	Thermal Acoustical Solutions	Total	Corporate Office	Consolidated Lydall

Net income (loss)						$5,780
(Gain) loss on the sale of a business						266
Interest expense						2,414
Income tax expense (benefit)						905
Other (income) expense, net						206
(Income) loss from equity method investment						(157)
Operating income (loss)	$14,853	$8,765	$(1,500)	$22,118	$(12,704)	$9,414
Depreciation and amortization	5,061	3,090	3,117	11,268	160	11,428
(Gain) loss on the sale of a business	—	—	—	—	266	266
Other (income) expense, net	—	—	—	—	206	206
(Income) loss from equity method investment	—	(157)	—	(157)	—	(157)
EBITDA	$19,914	$12,012	$1,617	$33,543	$(13,016)	$20,527
% of net sales	25.8%	16.6%	2.1%	14.8%		9.3%

Strategic initiatives expenses	$—	$—	$—	$—	$3,693	$3,693
PM restructuring expenses	105	—	—	105	85	190
(Gain) loss on the sale of a business	—	—	—	—	266	266
EBITDA, adjusted	$20,019	$12,012	$1,617	$33,648	$(8,972)	$24,676
% of net sales	25.9%	16.6%	2.1%	14.9%		11.1%

	For the Three Months Ended June 30, 2020
	Segments
	Performance Materials	Technical Nonwovens	Thermal Acoustical Solutions	Total	Corporate Office	Consolidated Lydall

Net income (loss)						$(5,857)
Interest expense						4,476
Income tax expense (benefit)						(595)
Other (income) expense, net						248
(Income) loss from equity method investment						(18)
Operating income (loss)	$5,443	$6,684	$(6,285)	$5,842	$(7,588)	$(1,746)
Depreciation and amortization	5,954	3,093	2,714	11,761	130	11,891
Other (income) expense, net	—	—	—	—	248	248
(Income) loss from equity method investment	—	(18)	—	(18)	—	(18)
EBITDA	$11,397	$9,795	$(3,571)	$17,621	$(7,706)	$9,915
% of net sales	19.5%	18.8%	(9.5)%	11.9%		6.8%

Strategic initiatives expenses	$—	$—	$—	$—	$1,230	$1,230
Reduction-in-force severance expenses	—	—	257	257	—	257
EBITDA, adjusted	$11,397	$9,795	$(3,314)	$17,878	$(6,476)	$11,402
% of net sales	19.5%	18.8%	(8.8)%	12.1%		7.8%

	For the Six Months Ended June 30, 2021
	Segments
	Performance Materials	Technical Nonwovens	Thermal Acoustical Solutions	Total	Corporate Office	Consolidated Lydall

Net income (loss)						$10,874
(Gain) loss on the sale of a business						964
Interest expense						5,862
Income tax expense (benefit)						3,726
Other (income) expense, net						292
(Income) loss from equity method investment						(165)
Operating income (loss)	$30,149	$13,869	$174	$44,192	$(22,639)	$21,553
Depreciation and amortization	10,027	6,279	6,219	22,525	269	22,794
(Gain) loss on the sale of a business	—	—	—	—	964	964
Other (income) expense, net	—	—	—	—	292	292
(Income) loss from equity method investment	—	(165)	—	(165)	—	(165)
EBITDA	$40,176	$20,313	$6,393	$66,882	$(23,626)	$43,256
% of net sales	25.7%	15.1%	3.8%	14.6%		9.6%

Strategic initiatives expenses	$—	$—	$—	$—	$3,843	$3,843
PM restructuring expenses	850	—	—	850	117	967
(Gain) loss on the sale of a business	—	—	—	—	964	964
EBITDA, adjusted	$41,026	$20,313	$6,393	$67,732	$(18,702)	$49,030
% of net sales	26.2%	15.1%	3.8%	14.8%		10.9%

	For the Six Months Ended June 30, 2020
	Segments
	Performance Materials	Technical Nonwovens	Thermal Acoustical Solutions	Total	Corporate Office	Consolidated Lydall

Net income (loss)						$(62,278)
Employee benefits plans settlement expense						385
Interest expense						7,333
Income tax expense (benefit)						(2,610)
Other (income) expense, net						(170)
(Income) loss from equity method investment						26
Operating income (loss)	$(51,498)	$10,497	$(657)	$(41,658)	$(15,656)	$(57,314)
Depreciation and amortization	12,208	6,131	5,431	23,770	265	24,035
Employee benefits plans settlement expense	—	—	—	—	385	385
Other (income) expense, net	—	—	—	—	(170)	(170)
(Income) loss from equity method investment	—	26	—	26	—	26
EBITDA	$(39,290)	$16,602	$4,774	$(17,914)	$(15,606)	$(33,520)
% of net sales	(31.8)%	15.2%	3.9%	(5.1)%		(9.7)%

Strategic initiatives expenses	$—	$—	$—	$—	$3,138	$3,138
Impairment of goodwill and long-lived assets	61,109	—	—	61,109	—	61,109
Reduction-in-force severance expenses	—	—	257	257	—	257
Employee benefit plans settlement expenses	—	—	—	—	385	385
EBITDA, adjusted	$21,819	$16,602	$5,031	$43,452	$(12,083)	$31,369
% of net sales	17.6%	15.2%	4.2%	12.3%		9.0%

Organic Sales
(Unaudited)

	For the Three Months Ended June 30, 2021
	Performance Materials	Technical Nonwovens	Thermal Acoustical Solutions	Consolidated
Sales growth, as reported	32.0%	39.4%	105.2%	51.7%
Acquisitions and divestitures	(6.6)%	—%	—%	(2.6)%
Change in tooling sales	—%	—%	1.1%	0.3%
Foreign currency translation	2.8%	11.2%	6.2%	6.6%
Organic sales growth	35.8%	28.2%	97.9%	47.4%

	For the Six Months Ended June 30, 2021
	Performance Materials	Technical Nonwovens	Thermal Acoustical Solutions	Consolidated
Sales growth, as reported	26.5%	22.6%	38.5%	29.5%
Acquisitions and divestitures	(5.1)%	—%	—%	(1.8)%
Change in tooling sales	—%	—%	(1.3)%	(0.5)%
Foreign currency translation	2.7%	8.2%	4.0%	5.0%
Organic sales growth	28.9%	14.4%	35.8%	26.8%

This press release provides information regarding organic sales change, defined as net sales change excluding (1) sales from acquired and divested businesses (2) the impact of foreign currency translation and (3) tooling sales, net of foreign currency. Management believes that the presentation of organic sales change is useful to investors because it enables them to assess, on a consistent basis, sales trends related to the Company selling products to customers, without the impact of foreign currency rate changes that are not under management's control and do not reflect the performance of the Company and management. Tooling sales are excluded because tooling revenue is not generated from selling the Company's products to customers, but rather is reimbursement from our customers for the design and production of tools used by the Company in our manufacturing processes. Tooling sales can be sporadic and may mask underlying business conditions and obscure business trends.